FTI Consulting, Inc. Current Investor Presentation August 2015 Exhibit 99.1

Cautionary Note About Forward-Looking Statements

This
presentation
includes
"forward-looking
statements"
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933,
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
which
involve
uncertainties
and
risks.
Forward-looking
statements
include
statements
concerning
our
plans,
objectives,
goals,
strategies,
future
events,
future
revenues,
future
results
and
performance,
expectations,
plans
or
intentions
relating
to
acquisitions
and
other
matters,
business
trends
and
other
information
that
is
not
historical,
including
statements
regarding
estimates
of
our
medium-term
growth
targets
or
other
future
financial
results.
When
used
in
this
press
release,
words
such
as
"anticipates,"
“aspirational,”
"estimates,"
"expects,"
“goals,”
"intends,"
"believes,”
"forecasts,"
“targets,”
“objectives”
and
variations
of
such
words
or
similar
expressions
are
intended
to
identify
forward-looking
statements.
All
forward-looking
statements,
including,
without
limitation,
estimates
of
our
medium-term
growth
targets
and
our
future
financial
results,
are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs, projections and growth targets
are
expressed
in
good
faith,
and
we
believe
there
is
a
reasonable
basis
for
them.
However,
there
can
be
no
assurance
that
management's
expectations,
beliefs,
estimates
or
growth
targets
will
be
achieved,
and
the
Company's
actual
results
may
differ
materially
from
our
expectations,
beliefs,
estimates
and
growth
targets.
The
Company
has
experienced
fluctuating
revenues,
operating
income
and
cash
flow
in
prior
periods
and
expects
that
this
will
occur
from
time
to
time
in
the
future.
Other
factors
that
could
cause
such
differences
include
declines
in
demand
for,
or
changes
in,
the
mix
of
services
and
products
that
we
offer,
the
mix
of
the
geographic
locations
where
our
clients
are
located
or
where
services
are
performed,
adverse
financial,
real
estate
or
other
market
and
general
economic
conditions,
which
could
impact
each
of
our
segments
differently,
the
pace
and
timing
of
the
consummation
and
integration
of
past
and
future
acquisitions,
the
Company's
ability
to
realize
cost
savings
and
efficiencies,
competitive
and
general
economic
conditions,
retention
of
staff
and
clients
and
other
risks
described
under
the
heading
"Item
1A
Risk
Factors"
in
the
Company's
most
recent
Form
10-K
filed
with
the
SEC
and
in
the
Company's
other
filings
with
the
SEC,
including
the
risks
set
forth
under
"Risks
Related
to
Our
Reportable
Segments"
and
"Risks
Related
to
Our
Operations.”
We
are
under
no
duty
to
update
any
of
the
forward
looking
statements
to
conform
such
statements
to
actual
results
or
events
and
do
not
intend
to
do
so.

FTI Consulting: A Leader Among Leaders

FCN
Publicly traded
$1.7BLN
Market capitalization
(1)
1982
Year founded
4,400+
Total employees worldwide
440+
Senior Managing Directors
2 Nobel
Laureates
10/10
Advisor to the world’s top
10 bank holding
companies
94/100
Advisor to 94 of the world’s
top 100 law firms
47/100
47 of Global 100
corporations are clients
16
Experts in 16 industry
specialties
80
Offices in 79 cities around
the globe
(1)Total Shares outstanding times the closing share price as of December 31, 2014.

Overview

New
management
team
(CEO,
CFO,
CHRO,
Chief
Strategy,
General
Counsel)
over
the
past
18
months
–
focused
on
analysis,
accountability
and
discipline
FTI
Consulting
is
a
leading
professional
services
company
with
strong
people
and
strong
positions
–
corporations
and
law
firms
come
to
FTI
Consulting
when
there
is
a
critical
need
Willingness
to
invest
EBITDA
in
key
growth
areas
where
we
have
strong
people
and
strong
positions
Committed
to
building
a
profitable
business
with
sustainable
underlying
growth,
regardless
of
economic
conditions
Shifting
from
a
capital
driven
to
an
organic
growth
strategy
–
with
an
emphasis
on
profitable
revenue
growth
Established
medium-term
financial
target
of
Adjusted
EPS
of
$2.50+
in
2016

Balanced and Diversified Portfolio
Technology
Technology
Computer Forensics & Investigations
E-discovery Software & Services
Discovery Consulting
Strategic Communications
Strategic Communications
Corporate Communications
Creative Engagement & Digital
Communications
Crisis Communications
Employee Engagement & Change
Communications
Financial Communications
Litigation Communications
M&A Communications
Public Affairs
Restructuring & Financial Issues
Shareholder Activism & Proxy Advisory
Strategy Consulting  & Research
Forensic and Litigation Consulting
Forensic and Litigation Consulting
Business Insurance Claims
Compliance, Monitoring & Receivership
Construction & Environmental Solutions
Dispute Advisory Services
Financial  Enterprise &  Data Analytics
Financial Services
Forensic Accounting & Advisory Services
Global Risk & Investigations Practice
Government Contracts
Health Solutions
Insurance
Intellectual Property
Trial Services
Economic Consulting
Economic Consulting
Antitrust & Competition Economics
Business Valuation
Center for Healthcare & Economics
Intellectual Property
International Arbitration
Labor & Employment
Public Policy
Regulated Industries
Securities Litigation & Risk Management
Corporate Finance/Restructuring
Corporate Finance/Restructuring
Bankruptcy Support Services
Interim Management Services
Investment Banking
Litigation Support
Business  Transformation Services
Performance Improvement
Private Equity Advisory
Restructuring/Turnaround Services
Transaction Advisory Services
Valuation & Financial Advisory Services
Q2 2015 Segment Revenues

Q2 2015 Segment EBITDA

Corporate Finance/Restructuring

Services
Bankruptcy Support Services
Interim Management Services
Investment Banking
Litigation Support
Business Transformation Services
Performance Improvement
Private Equity Advisory
Restructuring/Turnaround Services
Corporations/C-Suite
Boards of Directors
Equity Sponsors
Secured Lenders
Unsecured Creditors
Clients
Transaction Advisory Services
Valuation & Financial Advisory Services
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2014
Q1 2015
Q2 2015
Segment Revenue
$396,216
$364,409
$394,718
$382,586
$93,982
$104,020
$100,041
$93,072
$391,115
$106,212
$109,133
Segment Gross Profit
Margin
41.8%
37.4%
39.5%
35.9%
31.9%
35.1%
33.8%
29.3%
32.6%
39.8%
37.6%
Segment SG&A
$59,629
$60,499
$61,027
$71,966
$19,786
$18,191
$19,047
$18,358
$75,382
$20,528
$19,695
Adjusted Segment
EBITDA
$ 108,152
$75,942
$95,916
$67,183
$10,951
$19,133
$15,534
$9,874
$55,492
$22,480
$22,032
Adjusted Segment
EBITDA Margin
27.3%
20.8%
24.3%
17.6%
11.7%
18.4%
15.5%
10.6%
14.2%
21.2%
20.2%
Segment Billable
Headcount
620
587
697
737
726
713
722
706
706
735
775

Corporate Finance/Restructuring (continued)

The Corporate Finance/Restructuring segment focuses on
strategic, operational, financial and capital needs of
businesses by addressing the full spectrum of financial
and transactional challenges faced by companies, boards,
private equity sponsors, creditor constituencies and other
stakeholders.
Medium–Term Initiatives
Reinforce
core
positions
e.g.,
TMT,
retail,
company-side,
interim management, creditor rights
Drive
organic
growth
in
new/adjacent
businesses
where
we
have the right to win, e.g., Office of the CFO, carve out
Drive
overseas
bets
to
fruition
e.g.,
EMEA
transaction
advisory
services, EMEA Tax
Focus
on
profitability
enhancements
e.g.,
geographic
rationalization, cost control, engagement profitability
improvements
Segment Offering
Revenues
increased $5.1 million, or 4.9%, to $109.1 million for
the quarter ended June
30, 2015 compared to $104.0 million
for the same prior year period.
Excluding the foreign currency translation impact, revenue
increased 8.9%.
The increase was primarily due to higher demand for the
segment’s distressed and non-distressed service offerings in
North America and for our EMEA-based transaction advisory
services practice, partially offset by a decline in demand in our
Asia Pacific bankruptcy and restructuring practices and lower success fees in North America.
Gross profit increased $4.5 million, or 12.4%, to $41.0 million for the quarter ended June
30, 2015 compared to $36.5 million
for the same prior year period. Gross profit margin increased to
37.6% for the quarter ended June
30, 2015 compared to 35.1%
for the same prior year period.
The increase in gross margin was due to an increase in higher margin distressed activity coupled with higher utilization in
North America, growth in distressed and the transaction
advisory services practice in the EMEA region, which was
partially offset by lower restructuring activity in the Asia Pacific region.
Adjusted Segment EBITDA increased $2.9 million, or 15.2%, to
$22.0 million for the quarter ended June 30, 2015 compared to
$19.1 million for the same prior year period.
Q2 2015 Form 10–Q Management’s Discussion & Analysis

Forensic and Litigation Consulting

Services
Clients
Corporations
Boards of Directors
Governments
Law Firms
Business Insurance Claims
Compliance, Monitoring & Receivership
Construction & Environmental Solutions
Dispute Advisory Services
Financial Enterprise & Data Analytics (“FEDA”)
Financial Services
Forensic Accounting & Advisory Services (“FAAS”)
Global Risk & Investigations Practice (“GRIP”)
Government Contracts
Health Solutions
Insurance
Intellectual Property
Trial Services
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2014
Q1 2015
Q2 2015
Segment Revenue
$379,780
$428,730
$407,586
$433,632
$121,429
$119,081
$121,732
$121,138
$483,380
$123,265
$126,131
Segment Gross Profit
Margin
37.5%
36.5%
33.8%
35.9%
39.2%
36.7%
35.0%
35.4%
36.6%
36.3%
35.2%
Segment SG&A
$69,712
$78,745
$80,842
$84,616
$22,121
$22,481
$21,409
$24,696
$90,707
$23,634
$25,347
Adjusted Segment
EBITDA
$76,402
$80,923
$60,566
$74,481
$26,494
$22,271
$22,260
$19,443
$90,468
$22,071
$19,979
Adjusted Segment
EBITDA Margin
20.1%
18.9%
14.9%
17.2%
21.8%
18.7%
18.3%
16.1%
18.7%
17.9%
15.8%
Segment Billable
Headcount
911
957
952
1,061
1,076
1,059
1,135
1,154
1,154
1,145
1,169
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Forensic and Litigation Consulting (continued)

Reinvest
behind
core
areas
of
strength
e.g.,
FAAS,
FEDA
Grow
key
regions
where
we
have
a
right
to
win
e.g.,
construction & environmental solutions
Invest behind people to expand key businesses e.g.,
insurance, cyber security
Segment Offering
The Forensic and Litigation Consulting segment provides
a complete range of multidisciplinary, independent
dispute advisory, investigative, data acquisition/analysis
and forensic accounting services. Our professionals
combine end-to-end capabilities when clients face high
stakes litigation, arbitration and compliance
investigations and regulatory scrutiny.
Medium–Term Initiatives
Revenues $7.1 million, or 5.9%, to $126.1 million for the three months ended June
30, 2015 compared to $119.1
million for the
same prior year period.
Excluding the estimated impact of foreign currency translation, revenue increased 7.9%.
Growth was driven by higher demand and success fees in our
health solutions practice and increased demand for our
investigations and global construction solutions practices,
partially offset by declines in our disputes and financial and enterprise data analytics practices.
Gross profit increased $0.7 million, or 1.5%, to $44.4 million for the three months ended June
30, 2015 compared to
$43.7
million for the same prior year period. Gross profit margin
decreased to 35.2% for the three months ended June
30, 2015
compared to 36.7% for the same prior year period.
The decrease in gross profit margin is related to lower
utilization in most practices and increased investment in new hires to support the EMEA and Asia Pacific investigation
practices, partially offset by improved performance and
success fees in our health solutions practice.
Adjusted Segment EBITDA decreased by $2.3 million, or 10.3%, to $20.0
million for the three months ended June
30, 2015
compared to $22.3
million for the same prior year period.
Q2 2015 Form 10–Q Management’s Discussion & Analysis

Economic Consulting

Antitrust & Competition Economics
Business Valuation
Center for Healthcare Economics & Policy
Intellectual Property
International Arbitration
Labor & Employment
Public Policy
Corporations
Government Entities
Law Firms
Services
Clients
Regulated Industries
Securities Litigation & Risk Management
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2014
Q1 2015
Q2 2015
Segment Revenue
$255,660
$ 353,981
$391,622
$447,366
$106,851
$117,227
$120,494
$106,468
$451,040
$106,081
$108,698
Segment Gross Profit
Margin
33.2%
31.4%
32.3%
32.9%
27.0%
27.6%
27.6%
25.5%
27.0%
24.6%
26.9%
Segment SG&A
$37,879
$46,802
$51,912
$58,282
$16,880
$15,242
$ 15,683
$18,354
$66,159
$15,501
$14,858
Adjusted Segment
EBITDA
$49,481
$67,028
$77,461
$92,204
$13,030
$18,043
$18,426
$9,783
$59,282
$11,556
$15,292
Adjusted Segment
EBITDA Margin
19.4%
18.9%
19.8%
20.6%
12.2%
15.4%
15.3%
9.2%
13.1%
10.9%
14.1%
Segment Billable
Headcount
297
433
474
530
538
525
551
574
574
566
554
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Economic Consulting (continued)

The Economic Consulting segment provides analysis of
complex economic issues. We help our clients with legal,
regulatory and international arbitration proceedings;
strategic decision making; and public policy debates in the
U.S. and around the world. We deliver sophisticated
economic analysis and modeling of issues arising in M&A
transactions, complex antitrust litigation, commercial
disputes, international arbitration, regulatory proceedings
and a wide range of securities litigation. Our statistical and economic experts help clients analyze complex economic
issues, such as the economic impact of deregulation on a
particular industry or the amount of damages suffered by a
business as a result of particular events.
Medium–Term Initiatives
Continue driving Compass Lexecon
Expand international arbitration, energy and Center for
Healthcare Economics and Policy offerings
Continue to expand cross-segment collaboration
Segment Offering
Revenues
decreased $8.5 million, or 7.3%, to $108.7 million for
the three months ended June
30, 2015 compared to $117.2
million for the same prior year period.
Revenues increased $2.1 million, or 1.8%, due to acquisitions as compared to the same prior year period.
Excluding the impact from foreign currency translation,
revenues declined organically $7.4 million primarily due to
decreased demand in our non-M&A related antitrust and
financial economics services, partially offset by higher demand for international arbitration services.
Gross profit decreased $3.1 million, or 9.6%, to $29.3 million for the three months ended June
30, 2015 compared to $32.4
million for the same prior year period. Gross profit margin
decreased to 26.9% for the three months ended June
30, 2015
compared to 27.6% for the same prior year period.
The decrease in gross profit margin was the result of lower
utilization in our antitrust and financial economics services, partially offset by higher realized bill rates and utilization in our energy practice.
Adjusted Segment EBITDA decreased $2.8 million, or 15.2%, to
$15.3 million for the three months ended June
30, 2015,
compared to $18.0 million for the same prior year period.
Q2 2015 Form 10–Q Management’s Discussion & Analysis

Clients
Technology

Corporations
Government Agencies
Law Firms
Computer Forensics & Investigations
Discovery Consulting
E-discovery Software & Services
Software & Services
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2014
Q1 2015
Q2 2015
Segment Revenue
$176,607
$218,738
$195,194
$202,663
$60,063
$60,720
$62,359
$58,168
$241,310
$54,654
$61,826
Segment Gross Profit
Margin
62.7%
60.0%
54.9%
52.2%
48.9%
45.7%
49.7%
47.8%
48.0%
44.7%
43.6%
Segment SG&A
$ 59,721
$65,322
$62,436
$59,890
$16,079
$16,648
$17,017
$18,418
$68,162
$18,026
$18,297
Adjusted Segment
EBITDA
$64,358
$77,011
$57,203
$60,655
$17,348
$15,104
$17,835
$13,258
$63,545
$10,073
$12,166
Adjusted Segment
EBITDA Margin
36.4%
35.2%
29.3%
29.9%
28.9%
24.9%
28.6%
22.8%
26.3%
18.4%
19.7%
Segment Billable
Headcount
257
290
277
306
321
328
335
344
344
360
364
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Technology (continued)

The Technology segment is a leading provider of software,
services and consulting for e-discovery and information
management. We assist clients with internal, regulatory
and global investigations, early case assessment,
litigation and joint defense, antitrust and competition
investigations, including pre-merger notification “Second
Request”, and the secure management, analysis and use
of critical corporate information. We provide a
comprehensive suite of software and services to help
clients locate, review and produce electronically stored
information (“ESI”) including e-mail, computer files,
voicemail, instant messaging and financial and
transactional data. Our proprietary Ringtail® software
and Acuity® managed review are used for e-discovery
and document review in litigation and secure information
management.
Medium–Term Initiatives
Segment Offering
Revenues
increased $ 1.1 million, or 1.8%, to $61.8 million for
the three months ended June 30, 2015 compared to $60.7
million for the same prior year period.
Excluding the foreign currency translation impact, revenues
increased 2.8%.
Revenue increase was due to higher level of M&A related
second requests, partially offset by a decline in cross border investigations and reduced pricing for certain services.
Gross profit decreased $0.8 million, or 2.9%, to $27.0 million for the three months ended June 30, 2015 compared to $27.8
million for the same prior year period. Gross profit margin
decreased to 43.6% for the three months ended June 30, 2015
compared to 45.7% for the same prior year period.
The decrease in gross profit margin was due to lower realized pricing for certain services, investment in global personnel to support future growth opportunities, and increases in lower
margin services as a percentage of total revenues.
Adjusted Segment EBITDA decreased $2.9 million, or 19.5%, to
$12.2 million for the three months ended June 30, 2015
compared to $15.1 million for the same prior year period.
Increased investment in sales and marketing
Ongoing investment in new products and services and
geographic expansion to stay leading edge with respect to the most complicated, major corporate events
Q2 2015 Form 10–Q Management’s Discussion & Analysis

Strategic Communications

Services
Corporate Communications
Creative Engagement & Digital Communications
Crisis Communications
Employee Engagement & Change Communications
Financial Communications
Litigation Communications
M&A Communications
Public Affairs
Restructuring & Financial Issues
CEOs
CFOs
Chief Communications Officers
Investor Relations Officers
Boards of Directors
Clients
Shareholder Activism & Proxy Advisory
Strategy Consulting & Research
2010
2011
2012
2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
2014
Q1 2015
Q2 2015
Segment Revenue
$193,198
$200,910
$187,750
$186,245
$43,227
$53,276
$46,552
$46,312
$189,367
$42,126
$43,369
Segment Gross Profit
Margin
37.4%
37.2%
36.9%
34.7%
35.6%
34.5%
37.1%
39.7%
36.7%
37.4%
36.9%
Segment SG&A
$46,469
$50,919
$46,852
$47,874
$13,128
$13,084
$11,154
$11,524
$48,890
$10,444
$10,747
Adjusted Segment
EBITDA
$28,971
$26,801
$25,019
$18,737
$2,729
$5,834
$ 6,605
$7,420
$22,588
$5,752
$5,631
Adjusted Segment
EBITDA Margin
15.0%
13.3%
13.3%
10.1%
6.3%
10.9%
14.2%
16.0%
11.9%
13.7%
13.0%
Segment Billable
Headcount
583
582
593
590
584
566
549
566
566
556
551
(in thousands, except percentages and headcount data) (unaudited)
See accompanying financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of Adjusted Segment EBITDA, which is a non-GAAP financial measure, to the most directly comparable GAAP measure, and the definition of Adjusted Segment EBITDA Margin.

Strategic Communications (continued)

The Strategic Communications segment provides advice
and consulting services relating to financial and
corporate communications and investor relations,
reputation management and brand communications,
public affairs, business consulting and digital design
and marketing.
Medium–Term Initiatives
Reinforce
financial and corporate communications positions
Continued expansion of public affairs practice
Focus on EBIT improvement
Segment Offering
Revenues decreased $9.9 million, or 18.6%, to $43.4 million for the quarter ended June
30, 2015 compared to $53.3 million for
the same prior year period.
Excluding the foreign currency translation impact, revenues
decreased 11.3%.
The revenue decrease was predominantly due to a decrease
in pass-through income, with the remainder of the decrease
coming from lower project-based revenues in our North
America and EMEA regions and a decrease in retainer-based
revenues in our North America region, partially offset by
growth in project-based revenues in our Asia Pacific region.
Gross profit decreased $2.4 million, or 12.9%, to $16.0 million for the quarter ended June
30, 2015 compared to $18.4 million
for the same prior year period. Gross profit margin increased to
36.9% for the quarter ended June
30, 2015 compared to 34.5%
for the same prior year period.
Gross profit margin increase was primarily due to improved
revenue mix with a lower proportion of revenues coming from
low margin pass-through income.
Adjusted Segment EBITDA decreased $0.2 million, or 3.5%, to
$5.6 million for the quarter ended June
30, 2015 compared to
$5.8 million for the same prior year period.
Q2 2015 Form 10–Q Management’s Discussion & Analysis

Financial Overview

Revenues and Adjusted Earnings Per Share

See accompanying  financial tables and “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition and reconciliations of
Adjusted Earnings Per Share, which is a non-GAAP financial measure, to the most directly comparable GAAP measure.
$2.13
$2.37
$2.17
$2.09
$1.64
$0.57
$0.50
$1.95-$2.15
$2.50+
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Q1 2015
Q2 2015
2015 Guidance
2016 Target
Adjusted Earnings Per Share
$1,401
$1,567
$1,577
$1,652
$1,756
$432
$449
$1,750-$1,850
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
Q1 2015
Q2 2015
2015 Guidance
Revenues

Financial Profile

(1) DSO is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.
Q2 2015
Q1 2015
Q2 2014
FY 2014
FY 2013
Cash and cash equivalents
$   239,988
$   225,295
$   94,412
$   283,680
$   205,833
Accounts receivable, net
$   549,300
$   513,285
$   579,737
$   485,101
$   476,445
Days sales outstanding ("DSO")
1
104
101
108
97
97
Net cash (used in) provided by
operating activities
$   (30,731)
$   (51,333)
$   (77,104)
$   135,401
$   193,271
Purchases of property and
equipment
$   17,533
$   8,876
$   21,778
$   39,256
$   42,544
Payments for acquisition of
businesses, net of cash received
$   576
-
$   15,611
$   23,467
$   55,498
Purchase and retirement of
common stock
-
-
$   4,367
$   4,367
$   66,763
Total debt
$    711,000
$    711,000
$    711,000
$    711,000
$   717,014
In thousands, except for DSOs

Appendix

FTI Technology recognized as a ‘Leader’ in
the 2015 Gartner ‘Magic Quadrant for E-
discovery Software’ report for third
consecutive year
Five professionals recognized as world leading
patent litigation expert witnesses in Intellectual
Asset Management ("IAM") magazine's Patent
1000 –
The World's Leading Patent Professionals
guide
FTI Consulting named Global Turnaround
Consulting Firm of the Year by the Global
M&A Network
Five Forensic & Litigation Consulting
professionals recognized by Who's Who
Legal as world leading construction and
insurance experts
Second Quarter 2015 Awards & Accolades
20
FTI Consulting named 2015 Arbitration
Expert Firm of the Year by Who’s Who Legal
Honored with eight Turnaround Atlas Awards
from
the Global M&A Network, including engagements
with Momentive Performance Materials, IAP
Worldwide Services, Overseas Shipholding Group,
Classic Party Rentals, Preferred Sands, Unitek
Global Services, Clearlake Capital Group,
FiberTower
Network Services
Compass Lexecon named 2015 Competition
Economist Firm of the Year and Janusz Ordover
named Competition Economist Individual Expert
of the Year by Who’s Who Legal
Ringtail recognized as a top online review
platform in 2015 Best of The National Law
Journal reader rankings

Financial Tables Q2 2015 – FY 2010 Reconciliations of Non-GAAP Financial Measures

Q2 2015 -
FY 2010 Reconciliations of Net Income (Loss) to
Adjusted Net Income and Earnings (Loss) Per Share to Adjusted
Earnings Per Share
22
Q2 2015
Q1 2015
2014
2013
2012
2011
2010
Net income (loss)
$21,709
$23,686
$58,807
($10,594)
($36,986)
$103,903
$65,984
Add back:
Special charges, net of tax
-
-
9,637
23,267
19,115
9,285
32,733
Goodwill impairment charge
-
-
-
83,752
110,387
-
-
Loss on early extinguishment of debt, net of tax
-
-
-
-
2,910
-
3,019
Remeasurement of acquisition-related contingent
consideration, net of taxes
(1,005)
-
(1,718)
(12,054)
(5,228)
(9,953)
-
Adjusted Net Income
(1)
$20,704
$23,686
$66,726
$84,371
$90,198
$103,235
$101,736
Earnings (loss) per common share –
diluted
$0.52
$0.57
$1.44
($0.27)
($0.92)
$2.39
$1.38
Add back:
Special charges, net of tax
-
-
0.24
0.59
0.47
0.21
0.69
Goodwill impairment charge
-
-
-
2.14
2.74
-
-
Loss on early extinguishment of debt, net of tax
-
-
-
-
0.07
-
0.06
Remeasurement
of acquisition-related contingent
consideration, net of taxes
(0.02)
-
(0.04)
(0.30)
(0.13)
(0.23)
-
Impact of denominator for diluted adjusted earnings per
common share
-
-
-
(0.07)
(0.06)
-
-
Adjusted earnings per common share –
diluted
(1)
$0.50
$0.57
$1.64
$2.09
$2.17
$2.37
$2.13
Weighted average number of common shares
outstanding –
diluted
41,696
41,324
40,729
40,421
41,578
43,473
47,664
In thousands, except for per share data
(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Adjusted Net Income and Adjusted Earnings per Share.

Q2 2015: Reconciliation of Net Income And Operating Income to
Adjusted EBITDA

(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
In thousands
Three Months Ended June 30, 2015
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Unallocated
Corporate
Total
Net income
$21,709
Interest income and other
(950)
Interest expense
12,473
Income tax provision
13,922
Operating income
(1)
$21,906
$18,476
$14,282
$8,465
$4,126
($20,101)
$47,154
Depreciation and amortization
682
922
886
3,508
515
790
7,303
Amortization of other intangible assets
935
581
308
193
990
-
3,007
Remeasurement of acquisition-related
contingent consideration
(1,491)
-
(184)
-
-
-
(1,675)
Adjusted EBITDA
(1)
$22,032
$19,979
$15,292
$12,166
$5,631
($19,311)
$55,789

Q1 2015 and FY 2014: Reconciliation of Net Income And
Operating Income to Adjusted EBITDA

Three Months Ended March 31, 2015
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$23,686
Interest income and other
137
Interest expense
$12,368
Income tax provision
$11,657
Operating income
(1)
$20,764
$20,474
$10,296
$6,198
$4,197
($14,081)
$47,848
Depreciation and amortization of
intangible assets
$1,716
$1,597
$1,260
$3,875
$1,555
$817
$10,820
Adjusted EBITDA
(1)
$22,480
$22,071
$11,556
$10,073
$5,752
($13,264)
$58,668
(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
In thousands
Year Ended December 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$58,807
Interest income and other
($4,670)
Interest expense
$50,685
Income tax provision
$42,604
Operating income
(1)
$46,913
$83,180
$55,282
$46,906
$15,603
($100,458)
$147,426
Depreciation and amortization of
intangible assets
$3,568
$4,301
$4,068
$15,768
$2,562
$3,722
$33,989
Amortization of other intangible assets
$5,589
$3,613
$1,047
$852
$4,420
-
$15,521
Special charges
$84
$308
$12
$19
$3
$15,913
$16,339
Remeasurement of acquisition-related
contingent consideration
($662)
($934)
($1,127)
-
-
-
($2,723)
Adjusted EBITDA
(1)
$55,492
$90,468
$59,282
$63,545
$22,588
($80,823)
$210,552

Q1 and Q2 2014: Reconciliation of Net Income And Operating
Income to Adjusted EBITDA

Three Months Ended March 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$18,117
Interest income and other
($1,003)
Interest expense
$12,655
Income tax provision
$10,348
Operating income
(1)
$8,607
$25,402
$12,430
$13,066
$1,005
($20,393)
$40,117
Depreciation and amortization of
intangible assets
$3,006
$1,765
$1,387
$4,282
$1,724
$1,037
$13,201
Remeasurement of acquisition-related
contingent consideration
($662)
($673)
($787)
-
-
-
($2,122)
Adjusted EBITDA
(1)
$10,951
$26,494
$13,030
$17,348
$2,729
($19,356)
$51,196
(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
In thousands
Three Months Ended June 30, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net Income
$17,247
Interest income and other
($1,448)
Interest expense
$12,908
Income tax provision
$10,225
Operating income
(1)
$17,068
$20,839
$16,840
$10,905
$4,030
($30,750)
$38,932
Depreciation and amortization of
intangible assets
$2,065
$1,693
$1,203
$4,199
$1,804
$904
$11,868
Special charges
-
-
-
-
-
$9,364
$9,364
Remeasurement of acquisition-related
contingent consideration
-
($261)
-
-
-
-
($261)
Adjusted EBITDA
(1)
$19,133
$22,271
$18,043
$15,104
$5,834
($20,482)
$59,903

Q3 and Q4 2014: Reconciliation of Net Income And Operating
Income to Adjusted EBITDA

In thousands
(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.
Three Months Ended December 31, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net Income
$921
Interest income and other
($1,205)
Interest expense
$12,488
Income tax provision
$9,702
Operating income
(1)
$7,832
$16,663
$8,767
$9,194
$5,693
($26,243)
$21,906
Depreciation and amortization of intangible
assets
$2,042
$2,780
$1,356
$4,064
$1,727
$895
$12,864
Special charges
-
-
-
-
-
$1,628
$1,628
Remeasurement of acquisition-related
contingent consideration
-
-
($340)
-
-
-
($340)
Adjusted EBITDA
(1)
$9,874
$19,443
$9,783
$13,258
$7,420
($23,720)
$36,058
Three Months Ended September 30, 2014
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$22,522
Interest income and other
($1,014)
Interest expense
$12,634
Income tax provision
$12,329
Operating income
(1)
$13,406
$20,276
$17,245
$13,741
$4,875
($23,072)
$46,471
Depreciation and amortization of intangible
assets
$2,044
$1,676
$1,169
$4,075
$1,727
$886
$11,577
Special charges
$84
$308
$12
$19
$3
$4,921
$5,347
Adjusted EBITDA
(1)
$10,951
$26,494
$13,030
$17,348
$2,729
($19,356)
$63,395

Reconciliation of 2013 and 2012 Net Loss And Operating
Income (Loss) to Adjusted EBITDA

(1) See “End Notes: FTI Consulting Non-GAAP Data Reconciliation” for definitions of Segment Operating Income (Loss), Adjusted EBITDA and Adjusted Segment EBITDA.
Year Ended December 31, 2013
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net loss
($10,594)
Interest income and other
($1,748)
Interest expense
$51,376
Income tax provision
$42,405
Operating income (loss)
1
$58,594
$68,211
$86,714
$38,038
($72,129)
($97,989)
$81,439
Depreciation and amortization
of intangible assets
$9,929
$6,100
$5,479
$22,601
$7,048
$4,338
$55,495
Special charges
$10,274
$2,111
$11
$16
$66
$25,936
$38,414
Goodwill impairment charge
-
-
-
-
$83,752
-
$83,752
Remeasurement of acquisition-related
contingent consideration
($11,614)
($1,941)
-
-
-
-
($13,555)
Adjusted EBITDA
1
$67,183
$74,481
$92,204
$60,655
$18,737
($67,715)
$245,545
Year Ended December 31, 2012
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net loss
($36,986)
Interest income and other
($5,659)
Interest expense
$56,731
Income tax provision
$40,100
Loss on early extinguishment of debt
$4,850
Operating income (loss)
(1)
$80,970
$45,809
$71,992
$33,642
($97,298)
($76,079)
$59,036
Depreciation and amortization of
intangible assets
$8,835
$6,487
$4,478
$20,447
$7,218
$4,546
$52,011
Special charges
$11,332
$8,276
$991
$3,114
$4,712
$1,132
$29,557
Goodwill impairment charge
-
-
-
-
$110,387
-
$110,387
Remeasurement of acquisition-related
contingent consideration
($5,222)
($6)
-
-
-
-
($5,228)
Adjusted EBITDA
(1)
$95,915
$60,566
$77,461
$57,203
$25,019
($70,401)
$245,763
In thousands

Reconciliation of 2011 and 2010 Net Income And Operating
Income to Adjusted EBITDA

Year Ended December 31, 2011
Corporate Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$103,903
Interest income and other
($6,304)
Interest expense
$58,624
Income tax provision
$49,224
Operating income
(1)
$66,591
$74,831
$60,890
$57,917
$19,066
($73,848)
$205,447
Depreciation and amortization of
intangible assets
$8,902
$6,215
$4,045
$19,094
$7,735
$4,962
$50,953
Special charges
$9,440
$839
$2,093
-
-
$2,840
$15,212
Remeasurement of acquisition-related
contingent consideration
($8,991)
($962)
-
-
-
-
($9,953)
Adjusted EBITDA
(1)
$75,942
$80,923
$67,028
$77,011
$26,801
($66,046)
$261,659
In thousands
(1)
See “End Notes: FTI Consulting Non-GAAP Data Reconciliations” for the definition of Segment Operating Income, Adjusted EBITDA and Adjusted Segment EBITDA.
Year Ended December 31, 2010
Corporate
Finance/
Restructuring
Forensic and
Litigation
Consulting
Economic
Consulting
Technology
Strategic
Communications
Corporate
Total
Net income
$65,984
Interest income and other
($4,423)
Interest expense
$50,263
Income tax provision
$41,407
Loss on early extinguishment of debt
$5,161
Operating income
(1)
$89,861
$62,759
$39,180
$27,569
$11,602
($72,579)
$158,392
Depreciation and amortization of intangible
assets
$9,730
$7,447
$3,634
$20,876
$8,325
$5,232
$55,244
Special charges
$8,561
$6,196
$6,667
$15,913
$9,044
$4,750
$51,131
Adjusted EBITDA
(1)
$108,152
$76,402
$49,481
$64,358
$28,971
($62,597)
$264,767

End Notes: FTI Consulting Non-GAAP Data Reconciliations

We
define
Adjusted
Net
Income
and
Adjusted
Earnings
per
Diluted
Share
(“Adjusted
EPS”)
as
Net
Income
and
Earnings
Per
Diluted
Share,
respectively,
excluding
the
impact
of
remeasurement
of
acquisition-related
contingent
consideration,
special
charges,
goodwill
impairment
charges
and
losses
on
early
extinguishment
of
debt.
We
use
Adjusted
Net
Income
for
the
purpose
of
calculating
Adjusted
EPS.
Management
uses
Adjusted
EPS
to
assess
total
Company
operating
performance
on
a
consistent
basis.
We
believe
that
this
measure,
when
considered
together
with
our
GAAP
financial
results,
provides
management
and
investors
with
a
more
complete
understanding
of
our
business
operating
results,
including
underlying
trends,
by
excluding
the
effects
of
remeasurement
of
acquisition-related
contingent
consideration,
special
charges,
goodwill
impairment
charges
and
losses
on
early
extinguishment
of
debt.
We
define
Segment
Operating
Income
(loss)
as
a
segment’s
share
of
consolidated
operating
income
(loss).
We
define
Total
Segment
Operating
Income
(loss)
as
the
total
of
Segment
Operating
Income
(loss)
for
all
segments,
which
excludes
unallocated
corporate
expenses.
We
use
Segment
Operating
Income
(loss)
for
the
purpose
of
calculating
Adjusted
Segment
EBITDA
(loss).
We
define
Adjusted
EBITDA
as
consolidated
net
income
(loss)
before
income
tax
provision,
other
non-operating
income
(expense),
depreciation,
amortization
of
intangible
assets,
remeasurement
of
acquisition-related
contingent
consideration,
special
charges,
goodwill
impairment
charges
and
losses
on
early
extinguishment
of
debt.
We
define
Adjusted
Segment
EBITDA
as
a
segment’s
share
of
consolidated
operating
income
(loss)
before
depreciation,
amortization
of
intangible
assets,
remeasurement
of
acquisition-related
contingent
consideration,
special
charges
and
goodwill
impairment
charges.
We
define
Total
Adjusted
Segment
EBITDA
as
the
total
of
Adjusted
Segment
EBITDA
for
all
segments,
which
excludes
unallocated
corporate
expenses.
We
define
Adjusted
EBITDA
Margin
as
Adjusted
EBITDA
as
a
percentage
of
total
revenues.
We
define
Adjusted
Segment
EBITDA
Margin
as
Adjusted
Segment
EBITDA
as
a
percentage
of
a
segment’s
share
of
revenue.
We
use
Adjusted
Segment
EBITDA
to
internally
evaluate
the
financial
performance
of
our
segments
because
we
believe
it
is
a
useful
supplemental
measure
which
reflects
current
core
operating
performance
and
provides
an
indicator
of
the
segment’s
ability
to
generate
cash.
We
also
believe
that
these
measures,
when
considered
together
with
our
GAAP
financial
results,
provide
management
and
investors
with
a
more
complete
understanding
of
our
operating
results,
including
underlying
trends,
by
excluding
the
effects
of
remeasurement
of
acquisition-related
contingent
consideration,
special
charges,
and
goodwill
impairment
charges.
In
addition,
EBITDA
is
a
common
alternative
measure
of
operating
performance
used
by
many
of
our
competitors.
It
is
used
by
investors,
financial
analysts,
rating
agencies
and
others
to
value
and
compare
the
financial
performance
of
companies
in
our
industry.
Therefore,
we
also
believe
that
these
measures,
considered
along
with
corresponding
GAAP
measures,
provide
management
and
investors
with
additional
information
for
comparison
of
our
operating
results
to
the
operating
results
of
other
companies.
Non-GAAP
financial
measures
are
not
defined
in
the
same
manner
by
all
companies
and
may
not
be
comparable
to
other
similarly
titled
measures
of
other
companies.
Non-GAAP
financial
measures
should
be
considered
in
addition
to,
but
not
as
a
substitute
for
or
superior
to,
the
information
contained
in
our
Consolidated
Statements
of
Comprehensive
Income
(loss).

Critical Thinking at the Critical Time ™